Exhibit 99.1

           Community Capital Corporation Reports Strong Asset Growth and Announces Quarterly Cash Dividend


    GREENWOOD, S.C.--(BUSINESS WIRE)--July 19, 2006--Community Capital Corporation (NASDAQ: CPBK) reports operating results for the six months and quarter ending June 30, 2006.
    Total assets increased 17 percent to $674,562,000 at June 30, 2006 from $576,259,000 at June 30, 2005. Total loans increased $87,193,000, or 20 percent to $528,566,000 at June 30, 2006, compared to $441,373,000 at June 30, 2005. Total deposits increased $48,784,000, or 11 percent to $481,478,000 at June 30, 2006 from $432,694,000 at
June 30, 2005. Shareholders' equity at June 30, 2006 was $56,467,000 compared to $56,931,000 at June 30, 2005. Year to date return on average assets was 0.97 percent compared to 1.14 percent for the same period in 2005. Return on equity was 10.84 percent compared to 11.48 percent in 2005.
    Net income for the three months ended June 30, 2006 was $1,548,000, a decrease of five percent from $1,629,000 reported in the same period last year. Diluted earnings per share for the quarter were $0.41, compared to $0.41 reported in 2005. Return on average assets was 0.97 percent for the second quarter of 2006 compared to 1.16 percent for the same period in 2005. Return on average equity for the second quarter was 11.05 percent compared to 11.63 percent in 2005.
    Net income for the six months ended June 30, 2006 was $3,021,000 versus $3,162,000, a decrease of four percent. Diluted earnings per share for the period were $0.79, down from $0.80 reported in 2005.
    William G. Stevens, President and Chief Executive Officer, stated "We continue to achieve our strategy of growing earning assets at an accelerated pace while maintaining high standards for loan portfolio quality. This quarter marks the third consecutive quarter that we have increased loans outstanding in excess of 20 percent annualized. Although this growth strategy has created pressure on our margin, we are pleased with the corresponding increase in net interest income."
    The company also declared a quarterly cash dividend of $0.15 per share, which is payable by September 1, 2006 to shareholders of record as of August 18, 2006. Community Capital Corporation has a dividend reinvestment and additional stock purchase plan. Information on the plan may be obtained from Registrar and Transfer Company, the plan administrator, at 800-368-5948.
    Community Capital Corporation is the parent company of CapitalBank, which operates 17 community oriented branches throughout upstate South Carolina that offer a full array of banking and wealth management services. Additional information on CapitalBank's locations and the products and services offered are available at www.capitalbanksc.com.
    Certain matters set forth in this news release may contain forward-looking statements that are provided to assist in the understanding of anticipated future financial performance. However, such performance involves risks and uncertainties that may cause actual results to differ materially from those in such statements. For a discussion of certain factors that may cause such forward-looking statements to differ materially from the Company's actual results, see the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2006.


INCOME STATEMENT DATA
(Dollars in thousands,      Three Months Ended     Six Months Ended
 except per share data)          June 30               June 30
----------------------------------------------------------------------
                              2006       2005       2006       2005
-------------------------- ---------- ---------- ---------- ----------

----------------------------------------------------------------------
Interest income                9,847      7,501     18,735     14,589
-------------------------- ---------- ---------- ---------- ----------
Interest expense               4,684      2,595      8,541      4,945
-------------------------- ---------- ---------- ---------- ----------
Net interest income            5,163      4,906     10,194      9,644
-------------------------- ---------- ---------- ---------- ----------
Provision for loan losses        150        100        150        200
-------------------------- ---------- ---------- ---------- ----------
Net int. income after
 provision                     5,013      4,806     10,044      9,444
-------------------------- ---------- ---------- ---------- ----------
Non-interest income:
------------------------------------------------------------------
     Service charges on
      deposit accounts           665        793      1,287      1,523
-------------------------- ---------- ---------- ---------- ----------
     Residential mortgage
      origination fees           172        221        337        399
-------------------------- ---------- ---------- ---------- ----------
     Commissions from
      sales of mutual
      funds                       87         54        108         93
-------------------------- ---------- ---------- ---------- ----------
     Income from fiduciary
      activities                 272        204        545        410
-------------------------- ---------- ---------- ---------- ----------
     Gain on sales of
      securities
      available-for-sale           6          -          6          -
-------------------------- ---------- ---------- ---------- ----------
     Gain on sales of
      fixed assets                 -        124          2        124
-------------------------- ---------- ---------- ---------- ----------
     Other operating
      income                     255        325        532        647
-------------------------- ---------- ---------- ---------- ----------
Non-interest expense:
------------------------------------------------------------------
     Salaries and employee
      benefits                 2,616      2,484      5,187      4,811
-------------------------- ---------- ---------- ---------- ----------
     Net occupancy expense       272        234        552        480
-------------------------- ---------- ---------- ---------- ----------
     Amortization of
      intangible assets          121        127        246        258
-------------------------- ---------- ---------- ---------- ----------
     Furniture and
      equipment expense          215        240        412        471
-------------------------- ---------- ---------- ---------- ----------
     Loss on sales of
      securities
      available-for-sale           -        107          -         86
-------------------------- ---------- ---------- ---------- ----------
     Other operating
      expenses                 1,208      1,298      2,443      2,428
-------------------------- ---------- ---------- ---------- ----------
Income before taxes            2,038      2,037      4,021      4,106
-------------------------- ---------- ---------- ---------- ----------
Income tax expense               490        408      1,000        944
-------------------------- ---------- ---------- ---------- ----------
Net income                     1,548      1,629      3,021      3,162
-------------------------- ---------- ---------- ---------- ----------

------------------------------------------------------------------
Primary earnings per share $    0.41 $     0.42 $     0.81 $     0.82
-------------------------- ---------- ---------- ---------- ----------
Diluted earnings per share $    0.41 $     0.41 $     0.79 $     0.80
-------------------------- ---------- ---------- ---------- ----------

------------------------------------------------------------------

------------------------------------------------------------------
Average shares outstanding
 (fully diluted)           3,815,199  3,964,609  3,808,814  3,962,189
-------------------------- ---------- ---------- ---------- ----------
Return on average assets        0.97%      1.16%      0.97%      1.14%
-------------------------- ---------- ---------- ---------- ----------
Return on average equity       11.05%     11.63%     10.84%     11.48%
-------------------------- ---------- ---------- ---------- ----------
Net interest income (fully
 tax equivalent at 38%)        5,291      5,045     10,454      9,925
-------------------------- ---------- ---------- ---------- ----------
Net interest margin (fully
 tax equivalent at 38%)         3.68%      3.95%      3.70%      3.93%
-------------------------- ---------- ---------- ---------- ----------
Efficiency ratio               65.73%     65.98%     66.65%     65.00%
-------------------------- ---------- ---------- ---------- ----------


BALANCE SHEET DATA
(Dollars in thousands, except per share
 data)                                      June 30  Dec. 31  June 30
----------------------------------------------------------------------
                                              2006     2005     2005
-----------------------------------------   -------- -------- --------
                                         (Unaudited)
--------------------------------------------------------------------
Total assets                                674,562  598,790  576,259
-----------------------------------------   -------- -------- --------
Investment securities                        74,602   75,887   81,377
-----------------------------------------   -------- -------- --------
Loans                                       528,566  465,892  441,373
-----------------------------------------   -------- -------- --------
Allowance for loan losses                     6,146    6,324    5,968
-----------------------------------------   -------- -------- --------
Total intangible assets                      10,672   10,918   11,175
-----------------------------------------   -------- -------- --------
Total deposits                              481,478  433,646  432,694
-----------------------------------------   -------- -------- --------
Other borrowings                            121,275  106,324   82,544
-----------------------------------------   -------- -------- --------
Junior subordinated debentures               10,310        -        -
-----------------------------------------   -------- -------- --------
Shareholders' equity                         56,467   54,505   56,931
-----------------------------------------   -------- -------- --------

-------------------------------------------------------------------
Book value per share                       $  14.93 $  14.63 $  14.62
-----------------------------------------   -------- -------- --------
Equity to assets                               8.37%    9.10%    9.88%
-----------------------------------------   -------- -------- --------
Loan to deposit ratio                        109.78%  107.44%  102.01%
-----------------------------------------   -------- -------- --------
Allowance for loan losses/loans                1.16%    1.36%    1.35%
-----------------------------------------   -------- -------- --------



Average Balances                        Three Months     Six Months
                                           Ended            Ended
                                          June 30          June 30
----------------------------------------------------------------------
                                        2006    2005    2006    2005
----------------------------------------------------------------------

----------------------------------------------------------------------
Average total assets                  646,656 562,772 630,477 559,311
----------------------------------------------------------------------
Average loans                         508,549 433,784 492,902 431,389
----------------------------------------------------------------------
Average earning assets                583,356 512,717 570,173 509,693
----------------------------------------------------------------------
Average deposits                      469,452 429,686 457,841 422,864
----------------------------------------------------------------------
Average interest bearing deposits     405,019 375,132 395,250 370,757
----------------------------------------------------------------------
Average non-interest bearing deposits  64,433  54,554  62,591  52,107
----------------------------------------------------------------------
Average other borrowings              113,281  73,581 110,647  77,868
----------------------------------------------------------------------
Average shareholders' equity           56,823  56,183  56,202  55,557
----------------------------------------------------------------------

----------------------------------------------------------------------
    Asset quality
----------------------------------------------------------------------

----------------------------------------------------------------------
Non-performing loans                    2,428   2,615   2,428   2,615
----------------------------------------------------------------------
Other real estate                           4      98       4      98
----------------------------------------------------------------------
Loans past due 90+ days                   148     244     148     244
----------------------------------------------------------------------
Net charge-offs                            66       7     328      40
----------------------------------------------------------------------
Net charge-offs to average loans         0.01%   0.00%   0.07%   0.01%
----------------------------------------------------------------------


    CONTACT: Community Capital Corporation
             R. Wesley Brewer, 864-941-8290
             Executive Vice President/CFO
             wbrewer@capitalbanksc.com
             or
             Lee Lee M. Lee, 864-941-8242
             Vice President/ Investor Relations
             llee@capitalbanksc.com
             www.comcapcorp.com